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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 24,1998

                           HUDSON GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-5896                      13-1947395
(State or other jurisdiction       Commission                 (I.R.S. Employer
     of incorporation)             File Number               Identification No.)

                 111 GREAT NECK ROAD, GREAT NECK, NEW YORK 11021
              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (516) 487-8610

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On July 24, 1998, Registrant's Board of Directors adopted amendments to
Article II, Section 2, and to Article III, Section 3, of Registrant's By-Laws. The amendments require that in order to be timely, written notice of a stockholder's intention to nominate a person for election as a director or to propose business to be considered at an Annual Meeting of Stockholders must be received by Registrant not less than 90 nor more than 120 days prior to the anniversary date of Registrant's immediately preceding Annual Meeting. Prior to the adoption of these amendments, the By-Laws required that such notice be received by Registrant not less than 60 nor more than 90 days prior to the anniversary date of the immediately preceding Annual Meeting.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

                  3.2(a)   Amendments to By-Laws of the Registrant.

                  3.2(b)   By-Laws of the Registrant as amended to date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HUDSON GENERAL CORPORATION
                                                  --------------------------
                                                          (Registrant)

Date:  July 28, 1998

                                                  /s/ MICHAEL RUBIN
                                                  -----------------
                                                       Michael Rubin
                                                       President


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                           HUDSON GENERAL CORPORATION

                                  EXHIBIT INDEX

Exhibit No.                          Exhibit                            Page No.

3.2(a)              Amendments to By-Laws of the Registrant                  4-5

3.2(b)              By-Laws of the Registrant as amended to date            6-43


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